Asset Retirement Obligations	12 Months Ended
Dec. 31, 2016
Asset Retirement Obligations Disclosure [Abstract]
ASSET RETIREMENT OBLIGATIONS
2.	ASSET RETIREMENT OBLIGATIONS:

The Company is required to record the fair value of an asset retirement obligation as a liability in the period in which it incurs a legal obligation associated with the retirement of tangible long-lived assets that result from the acquisition, construction, development and/or normal use of the assets. The following table summarizes the activities for the Company’s asset retirement obligations for the years ended:

	December 31,
	2016	2015
Asset retirement obligations at beginning of period	$146,210	$127,240
Accretion expense	10,252	9,122
Liabilities incurred	1,317	7,352
Liabilities settled	(170)	(1,861)
Revisions of estimated liabilities	(436)	4,357
Asset retirement obligations at end of period	157,173	146,210
Less: current asset retirement obligations	(239)	(305)
Long-term asset retirement obligations	$156,934	$145,905